COMPANY CONTACT:
Cytogen Corporation
Stacy Shearer
Investor Relations
(609) 750-8289
sshearer@cytogen.com

         CYTOGEN AND DRAXIMAGE AGREE TO TERMINATE BRACHYSEED AGREEMENTS

PRINCETON, N.J., (APRIL 8, 2003) -- Cytogen Corporation (Nasdaq: CYTO), a product-driven, oncology-focused biopharmaceutical company, today announced the amicable resolution of all open matters with DRAXIMAGE Inc., the radiopharmaceutical subsidiary of DRAXIS Health Inc. (TSX: DAX, Nasdaq: DRAX).

On  December  5,  2000,  Cytogen  and  DRAXIMAGE  entered  into  a  License  and
Distribution Agreement and a Product Manufacturing and Supply Agreement (the "BrachySeed Agreements") with respect to both of DRAXIS' BrachySeed(TM) I-125 and BrachySeed(TM) Pd-103 products. Subsequently, the parties have mutually agreed to terminate the BrachySeed Agreements, maintain the confidentiality of each other's proprietary information and have released each other from all other liability with respect to any claims under such agreements. The parties have also agreed to certain indemnification obligations with respect to third party claims.

Cytogen and DRAXIMAGE are coordinating efforts for an orderly transition of the brachytherapy business in order to assure that customer service can be maintained and that no patient care is disrupted as a result of the changeover.

"We believe this resolution meets the objectives of both companies and allows each of our management teams to focus on continuing to build our respective businesses," said Michael D. Becker, president and chief executive officer of Cytogen Corporation. "Cytogen will now focus on its proprietary and licensed products, such as ProstaScint(R), Quadramet(R) and NMP22(R) BladderChek(TM), as well as late-stage opportunities, such as Combidex(R), and our evolving development pipeline based on prostate specific membrane antigen."

About Cytogen Corporation

Cytogen Corporation of Princeton, NJ is a product-driven, oncology-focused biopharmaceutical company. Cytogen markets proprietary and licensed oncology products through its in-house specialty sales force: ProstaScint(R) (a monoclonal antibody-based imaging agent used to image the extent and spread of prostate cancer) and NMP22(R) BladderChek(TM) (a point-of-care, in vitro diagnostic test for bladder cancer). Cytogen has also developed Quadramet(R), a skeletal targeting therapeutic radiopharmaceutical for the relief of bone pain in prostate and other types of cancer, for which the company receives royalties on product sales through Berlex Laboratories, the U.S. affiliate of Schering AG Germany, which markets the product in the United States. Cytogen has exclusive U.S. marketing rights to Combidex(R), an ultrasmall superparamagnetic iron oxide contrast agent for magnetic resonance imaging of lymph nodes. Cytogen's pipeline comprises product candidates at various stages of clinical development, including fully human monoclonal antibodies and cancer vaccines based on PSMA (prostate specific membrane antigen) technology, which was exclusively licensed from Memorial Sloan-Kettering Cancer Center. Cytogen also conducts research in cell signaling through its AxCell Biosciences research division in Newtown, PA.


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For more  information,  please visit the Company's  website at  www.cytogen.com, which is not part of this press release.

THIS PRESS RELEASE CONTAINS CERTAIN "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS, INCLUDED IN THIS PRESS RELEASE REGARDING OUR STRATEGY, FUTURE OPERATIONS, FINANCIAL POSITION, FUTURE REVENUES, PROJECTED COSTS, PROSPECTS, PLANS AND OBJECTIVES OF MANAGEMENT ARE FORWARD-LOOKING STATEMENTS. THE WORDS "ANTICIPATES," "BELIEVES," "ESTIMATES," "EXPECTS," "INTENDS," "MAY," "PLANS," "PROJECTS," "WILL," "WOULD" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, ALTHOUGH NOT ALL FORWARD-LOOKING STATEMENTS CONTAIN THESE IDENTIFYING WORDS. SUCH FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES AND INVESTORS ARE CAUTIONED NOT TO PUT ANY UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT. THE COMPANY CANNOT GUARANTEE THAT THE COMPANY WILL ACTUALLY ACHIEVE THE PLANS, INTENTIONS OR EXPECTATIONS DISCLOSED IN ANY SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY'S ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THE COMPANY'S HISTORICAL RESULTS OF OPERATIONS AND THOSE DISCUSSED IN THE FORWARD-LOOKING STATEMENTS FOR VARIOUS REASONS, INCLUDING, BUT NOT LIMITED TO, THE COMPANY'S ABILITY TO CARRY OUT ITS BUSINESS AND FINANCIAL PLANS, TO DETERMINE AND IMPLEMENT THE APPROPRIATE STRATEGIC INITIATIVE FOR ITS AXCELL BIOSCIENCES SUBSIDIARY, TO FUND DEVELOPMENT NECESSARY FOR EXISTING PRODUCTS AND TO PURSUE NEW PRODUCT OPPORTUNITIES, THE RISK OF WHETHER PRODUCTS RESULT FROM DEVELOPMENT ACTIVITIES, PROTECTION OF ITS INTELLECTUAL PROPERTY PORTFOLIO, ABILITY TO INTEGRATE IN-LICENSED PRODUCTS SUCH AS NMP22(R) BLADDERCHEK(TM), ABILITY TO ESTABLISH AND SUCCESSFULLY COMPLETE CLINICAL TRIALS WHERE REQUIRED FOR PRODUCT APPROVAL, THE RISK ASSOCIATED WITH OBTAINING THE NECESSARY REGULATORY APPROVALS, SHIFTS IN THE REGULATORY ENVIRONMENT AFFECTING SALES OF THE COMPANY'S PRODUCTS SUCH AS THIRD-PARTY PAYOR REIMBURSEMENT ISSUES, DEPENDENCE ON THE COMPANY'S PARTNERS FOR DEVELOPMENT OF CERTAIN PROJECTS, THE ABILITY TO OBTAIN FOREIGN REGULATORY APPROVALS FOR PRODUCTS AND TO ESTABLISH MARKETING ARRANGEMENTS IN COUNTRIES WHERE APPROVAL IS OBTAINED, AND OTHER FACTORS DISCUSSED IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 AND FROM TIME-TO-TIME IN THE COMPANY'S OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY DO NOT REFLECT THE POTENTIAL IMPACT OF ANY FUTURE ACQUISITIONS, MERGERS, DISPOSITIONS, JOINT VENTURES OR INVESTMENTS THE COMPANY MAY MAKE. THE COMPANY DOES NOT ASSUME, AND SPECIFICALLY DISCLAIMS, ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, AND THESE STATEMENTS REPRESENT THE COMPANY'S CURRENT OUTLOOK ONLY AS OF THE DATE GIVEN.

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